UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2013

GLOBAL INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54684	26-4386951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed to report the engagement by Global Income Trust, Inc. (referred to herein as the “Company,” “we,” “us” or “our”) of SunTrust Robinson Humphrey, Inc. (“STRH”) to serve as its financial advisor as the Company begins to explore strategic alternatives in connection with a potential liquidity event.

Background

The Company was formed in March 2009, and in April 2010, we commenced a public offering of our common stock with an investment strategy of acquiring and operating a diverse portfolio of income-oriented commercial real estate and commercial real estate-related assets on a global basis. We completed our public offering earlier this year in April, from which we raised approximately $84 million from investors.

Our primary investment objectives have included, and continue to include:

•	providing stockholders with attractive and stable cash distributions;

•	preserving, protecting and returning stockholders’ invested capital; and

•	exploring liquidity options in the future, including the sale of either us or our assets, potential merger opportunities, or the listing of our common shares on a national securities exchange.

Today, we own a portfolio of nine properties located in the U.S. and Germany, with approximately 1.3 million square feet leasable space, which are 99.8% leased, and our total assets are in excess of $125 million based on book values that are measured in accordance with generally accepted accounting principles. Our tenants include Mercedes Benz Financial Service USA, LLC, DynCorp International, LLC, Samsonite LLC and FedEx Ground Package System, Inc., as well as a number of popular value retailers in Germany, among others.

Although our board of directors is not required to review or recommend a liquidity event by any certain date, with the completion of our offering in April 2013, CNL Global Income Advisors, LLC (our “Advisor”) has begun to explore possible liquidity options for us and our board has formed a special committee comprised of our independent directors (the “Special Committee”).

Engagement of Financial Advisor

As part of the process of beginning to explore strategic alternatives available to the Company, in August 2013, the Special Committee engaged SunTrust Robinson Humphrey, Inc. as its financial advisor. Under the terms of the engagement, STRH will provide various financial advisory services, as requested by the Special Committee and as customary for an engagement in connection with exploring strategic alternatives.

In connection with the engagement, the Company has agreed to pay STRH certain customary fees, including fees upon the consummation of a liquidity event.

Although the Special Committee has engaged STRH to assist with the exploration and consummation of a liquidity event for the Company, we are not obligated to enter into any particular transaction. In addition, although we have begun the process of exploring strategic alternatives, there is no specific date by which the Company must have a liquidity event and there is no assurance we will have a liquidity event in the near term or that, in the event of a transaction, that we will be able to meet our investment objectives or provide a return to stockholders that equals or exceeds the price per share paid for shares of our common stock. We anticipate that any potential transaction that is recommended by our board of directors will be presented to our stockholders for approval and will require approval of a majority of the shares of our common stock outstanding and entitled to vote.

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

Some factors that might cause such a difference include, but are not limited to, the following: our inability to identify a liquidity event or, even if identified, complete a transaction on favorable terms for us; risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in the Company’s offering of its shares, including the limited number of investments made; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; consequences of our net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from our website at http://www.incometrust.com.

We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INCOME TRUST, INC.
Dated: November 25, 2013		a Maryland corporation

	By:	/s/ Andrew A. Hyltin
Andrew A. Hyltin
Chief Executive Officer and President